BancorpSouth, Inc. Investor Presentation 2013 KBW Boston Bank Conference Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as
“anticipate,” “believe,” “estimate,” “expect,” “foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, statements about maturities of our CDs, our strategic focus, revenue growth opportunities, fee revenue growth, improvement of asset quality, geographic expansion of mortgage originators, expansion of insurance agencies, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  an supervision of the Company’s operations, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

About BancorpSouth, Inc. (NYSE:BXS)
Total assets of $13.4 billion
Headquartered in Tupelo, MS
292 locations with reach throughout an 8-state footprint
Customer-focused business model with comprehensive line of
financial products and banking services for individuals and small to mid-size businesses
Strong core capital base consisting of 100% common equity
Market capitalization of $1.4 billion

Data as of December 31, 2012

MISSOURI
ARKANSAS
TENNESSEE
MISSISSIPPI
ALABAMA
TEXAS
LOUISIANA
FLORIDA

Northeast Region
Central and North Mississippi, Tennessee

Southeast Region
Mid and South Mississippi, Alabama, Florida

Northwest Region
Arkansas, Missouri

Southwest Region
Texas, Louisiana

BancorpSouth
Right Where You Are

Community Bank Structure – 8 State Footprint 4

COMMUNITY BANK
Personal Banking Business Banking
Deposit Offerings Business Loans
Consumer Lending Full Range of Deposit Products
Home Equity Lending Treasury Management
Mobile/Internet Banking Merchant Services
Prepaid Cards Payroll and HR Management
Insurance
164 Licensed Producers in 29 Locations
Commercial, P&C, and Life Insurance
Trust and Wealth Management
$6.9 billion total Assets Under Management
Mortgage
107 Originators in 72 Locations
$2.0 Billion in Production in 2012

Equipment Finance and Leasing
Territory Managers Covering 14 States
Portfolio Balance of $500 Million
Wide Range of Product Offerings
All Information as of December 31, 2012

BancorpSouth
Right Where You Are

Net loans and leases as of December 31, 2012
**Other includes all geographic regions and lines of business not managed by a geographic region*
***Excludes Greater Memphis*

Diversified Loan Portfolio
Loans By Category Loans By Geography

Commercial &
Industrial
17%
Consumer Mortgages
22%
Home
Equity
6%
Agricultural
3%
Construction,
Acquisition & Dev.
9%
Commercial Real
Estate
20%
Credit Cards
1%
Other
7%
AL & FL
Panhandle
8%
AR**
13%
MS**
30%
MO
5%
Greater
Memphis
6%
TN**
8%
TX & LA
20%
Other*
10%
$8.6B Portfolio
C&I Owner-Occupied
15%

Core Deposit Franchise
100% core deposits – no reliance on
brokered deposits
Noninterest bearing deposits have
grown approximately 12% since
December 31, 2011
Cost of total deposits for the quarter
ended December 31, 2012 was 0.47%
Approximately $802 million in CDs
maturing over the next two quarters at a
weighted average rate of approximately
0.73%
$11.1B Total
Deposit Composition

Non-Interest
Bearing
23%
Interest Bearing
DDA
43%
Time
24%
Savings
10%
As of and for the period ended December 31, 2012
(except where otherwise indicated)

Diversified Revenue Stream
*Excludes net securities gains of $0.4 million and negative MSR valuation adjustment of $3.2 million
Approximately 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $282.9M*

Total Revenue of $697.5M*
Net Interest
Revenue
59%
Noninterest
Revenue
41%
Insurance
Commissions
32%
Mortgage
lending
21%
Card and
merchant fees
11%
Service
charges
20%
Trust income
4%
Other
12%
Percentages and amounts based  on data for the twelve months ended December 31, 2012

Insurance Commissions
Dollars in millions
*Pre-tax
Premium Dollars Written Commission Revenue
Margin* 30% 27% 21% 19% 20% 17%
$71
$87
$81
$82
$87
$90
$0
$200
$400
$600
$800
$1,000
$0
$20
$40
$60
$80
$100
2007 2008 2009 2010 2011 2012
Insurance Commission Revenue Premium Dollars Written
Insurance Commissions Account for Approximately 1/3 of Noninterest Revenue

Mortgage Lending Revenue
Dollars in millions
*Excludes MSR valuation adjustments
Revenue Production
$10
$13
$30
$34
$31
$60
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$0
$10
$20
$30
$40
$50
$60
$70
2007 2008 2009 2010 2011 2012
Mortgage Lending Revenue* Mortgage Production
Record Mortgage Production of $2.0 Billion for 2012

11 Financial Highlights

Fourth Quarter Financial Highlights
At and for the three months ended December 31, 2012

Net income of $17.0 million, or $0.18 per diluted share
Mortgage production of $549 million, which contributed to $17.2 million of mortgage lending revenue
OREO sales of $27.9 million contributed to a 19.5% decline in OREO and a 10.3% reduction in total NPAs
NPLs decreased $13.8 million, or 5.6%, and NPAs declined $38.7 million, or 10.3%
Continued improvement in many other credit quality indicators including classified loans, net charge-offs, and near term delinquencies
Capital ratios continue to improve

Net Income Meaningful Improvement in Profitability Levels 13 Dollars in millions $120.4 $82.7 $22.9 $37.6 $84.3 $0 $25 $50 $75 $100 $125 2008 2009 2010 2011 2012 .

3.75%
3.77%
3.70%
3.69% 3.66%
3.65%
3.55%
3.44%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2008 2009 2010 2011 3/31/12 6/30/12 9/30/12 12/31/12
Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

NPA Improvement
Total NPAs Declined Approximately $160 Million, or 32%, During 2012

$409
$394
$425
$380
$363
$322
$285
$267
$247
$234
$83
$133
$136
$151
$163
$174
$168
$144
$128
$103
$492
$528
$561
$531
$525
$496
$453
$411
$376
$337
$0
$125
$250
$375
$500
$625
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
NPLs OREO
Dollars in millions
NPAs include NPLs and other real estate owned
NPLs include non-accrual loans, loans 90+ days past due and restructured loans

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

Payments of $106 million received on non-accrual loans during 2012
$15.1
$20.6
$27.1
$26.7
$31.6
$0
$5
$10
$15
$20
$25
$30
$35
12/31/11 3/31/12 6/30/12 9/30/12 12/31/12

$0
$100
$200
$300
$400
12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
Dollars in millions
“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly
55% 57%
56%
56% of non-accrual loans were paying as agreed as of December 31, 2012
51%

54%

Dollars in millions
Data for quarters ended as of dates shown
Positive Trend in Net Charge-Offs
% Avg. Loans

$51
$51
$52
$33
$23
$24
$23
$12
$13
$11
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12 9/30/12 12/31/12
Net charge-offs Net charge-offs / average loans

19 Strategic Focus

Strategic Focus
Revenue Growth Opportunities
Pursue quality loan growth
Continue to focus on fee revenue growth
Expand mortgage originators geographically
Continue to seek opportunities for expansion in insurance
Efficiency Opportunities
Efficiency ratio of 78% in 2012 – focus on expense reduction in all areas of the bank

Summary
Meaningful increases in profitability levels
Consistent core earnings with approximately 40% of total revenue derived from noninterest sources
Record mortgage loan production
Growth in other noninterest revenue sources including insurance commissions
Continued progress in improving asset quality
7
th
consecutive quarter of improvement in total NPLs and NPAs
Revenue growth opportunities
Efficiency and expense control
Data as of and for the year ended December 31, 2012